                                  EXHIBIT 10.3

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement") is made as of the 28th day of June, 2000 by and between ELECTRIC CITY CORP., a Delaware corporation, having an address at 1280 Landmeier Road, Elk Grove Village, Illinois 60007 ("Debtor") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, having an address at 135 South LaSalle Street, Chicago, Illinois 60603 ("Secured Party").

                                R E C I T A L S:

         1. Pursuant to a Loan Agreement dated as of June 28, 2000 by and between Debtor and Lender (the "Loan Agreement"), Secured Party has agreed to make a loan (the "Loan") to Debtor up to the aggregate principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).

         2. The Loan is evidenced by that certain Revolving Credit Note of even date herewith made by Debtor to Secured Party in the amount of $2,000,000.00 (the "Revolving Note"), that certain Equipment Term Note to be made by Debtor to Secured Party in the amount of $500,000.00 (the "Equipment Term Note") following the consummation of the Switchboard Acquisition, and that certain Term Note to be made by Debtor to Secured Party in the amount of $500,000 (the "Term Note") following the consummation of the Switchboard Acquisition, which Term Note is secured by that certain Mortgage to be given by Debtor to Secured Party (the "Mortgage") following the consummation of the Switchboard Acquisition.

         3. Pursuant to the Loan Agreement, Debtor has agreed to grant to Secured Party a security interest in all the property, whether presently owned by Debtor, or hereafter acquired, which property is more particularly described on Exhibit A attached hereto and made a part hereof (the "Collateral").

         4. The Collateral is or will be located at the locations of Borrower (the "Premises") described in Exhibit B attached hereto.

                              A G R E E M E N T S:

         NOW, THEREFORE, with reference to the above recitals, and in reliance thereon, and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. CREATION OF SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in, and does hereby collaterally assign, pledge, mortgage, convey and set over unto the Secured Party, the Collateral and all of Debtor's present and hereafter acquired right, title and interest in and to the Collateral, for the purpose of securing payment of all indebtedness, obligations and liabilities of Debtor to Secured Party arising under or in connection with the Loan Agreement, the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage and the other Ancillary

Agreements (as defined in the Loan Agreement) and performance of all agreements, covenants, terms and conditions contained in the foregoing documents and instruments. 1.

                  2. WARRANTIES, REPRESENTATIONS AND COVENANTS OF DEBTOR. Debtor hereby warrants, represents and covenants to Secured Party as follows:

                  (1) Debtor is and will be the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim of any kind other than the Ford Lien, the CIB Lien, the Marino Lien and the other Permitted Encumbrances. Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof except in favor of Secured Party or in connection with the Ford Lien, the CIB Lien and the Marino Lien. Debtor will notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein, except in connection with the Ford Lien, the CIB Lien and the Marino Lien.

                  (2) The Collateral will not be used and was not purchased for personal, family or household purposes.

                  (3) Subject to the terms of subparagraph 2(e) hereof, the Collateral will be kept on the Premises, and Debtor will not remove the Collateral from the Premises without the prior written consent of Secured Party.

                  (4) At the request of Secured Party, Debtor has or will join Secured Party in executing one or more financing statements identifying the Collateral and evidencing the security interest of Secured Party in the Collateral pursuant to the requirements of the Uniform Commercial Code and in form satisfactory to Secured Party. Debtor will pay the cost of filing the same in all public offices wherever filing is deemed necessary or desirable by Secured Party.

                  (5) Except as otherwise expressly permitted under the Loan Agreement, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld, Debtor will not sell, exchange, dispose of, lease, offer to sell or otherwise transfer or otherwise deal with the Collateral or any portion or interest therein, unless simultaneously therewith, new items of Collateral, which items may be similar to those proposed to be disposed of and which shall be of equal or greater value, are substituted therefor. Upon the request of Second Party, Debtor shall file with Secured Party a certificate signed by Debtor describing such portion of the Collateral as is being so disposed of and stating that the same has become obsolete, worn out, damaged, destroyed, sold, transferred or exchanged, and that such portion of the Collateral will be replaced immediately upon the removal thereof. Such certificate likewise shall certify as to the reasonable and equivalent value of the property so acquired or to be acquired in replacement or substitution. All after-acquired property of the Debtor located on the Premises and all additions or replacements acquired pursuant to the provisions of this Section shall immediately be and become, without any other act on the part of Debtor, subject to the security interest and lien of this Agreement, which security interest shall be prior to any other security interest or lien on such property other than the Ford Lien and the CIB Lien. Unless expressly recited or provided to the contrary in this Agreement, the Mortgage or in the other Ancillary Agreements, Debtor may not hereafter acquire any property subject to prior security interests. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of, the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

                  (6) Debtor shall cause the Collateral at all times to be kept insured at its own expense under one or more policies with such companies, for such periods and amounts, against such risks and liabilities, and in such form as set forth in the Loan Agreement, with Secured Party named as an additional insured and loss payee and mortgagee clauses attached to all policies in favor of and in form satisfactory to Secured Party. Such insurance policies shall provide for at least thirty (30) days' prior written notice to Secured Party of any cancellation, termination, lapse or alteration in a manner adverse to Secured Party, which shall include, but not be limited to, decreases in the amount of coverage limits under such policies of insurance, increases in deductibles required to be paid under such policies of insurance, and elimination or reduction of specific types of coverage provided under such policies of insurance, and original certificates evidencing such policies shall be delivered to and held by Secured Party, together with evidence of payment of premiums thereon. Debtor will promptly notify Secured Party of any loss or damage to the Collateral and will not adjust or settle such or any loss without the written consent of Secured Party, except as otherwise provided in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, and in the event of foreclosure or sale under this Agreement, all right, title and interest of Debtor in and to any insurance policies then in force shall pass to the purchaser at any sale, and Secured Party is hereby appointed attorney-in-fact for Debtor to assign and transfer said policies.

                  In the event of damage or casualty resulting in a loss payable under any of the aforementioned insurance policies, Secured Party is authorized, except as otherwise provided in the Loan Agreement (i) to adjust and settle any claim under the appropriate policy pursuant to which right Secured Party is hereby appointed attorney-in-fact for Debtor to make proof of loss, or (ii) to allow Secured Party on behalf of and in the name and stead of Debtor to adjust and settle any such claim. In either case, except as otherwise provided in the Loan Agreement, Secured Party is authorized to collect and receipt for any such insurance proceeds paid pursuant to the settlement and such authorization is hereby deemed an assignment to Secured Party by Debtor of its rights to any such proceeds. Anything in the foregoing to the contrary notwithstanding, Debtor is hereby authorized to adjust and settle any claim and to collect and receipt for the proceeds thereof so long as such claim does not exceed One Hundred Fifty Thousand Dollars ($150,000.00), and all such claims so adjusted and settled do not exceed the aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000.00).

                  (7) Debtor will keep the Collateral free from any lien, security interest or encumbrance other than the Ford Lien, the CIB Lien, the Marino Lien and the other Permitted Encumbrances, and in good condition and repair, ordinary wear and tear excepted. Upon the occurrence and during the continuance of an Event of Default, and at the request of Secured Party, Debtor will make necessary or desirable repairs, replacements, and renewals to the Collateral which may be required by reason of use, wear, obsolescence, damage or destruction, however caused, to the end that the efficiency of the business conducted on the Premises shall not be impaired. Debtor will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for ordinary wear and tear in the course of its normal and expected use. Debtor will not use the Collateral in violation of any statute or governmental rule, regulation or ordinance.

                  (8) Except as otherwise provided in the Loan Agreement, Debtor will pay prior to delinquency all taxes and assessments assessed against the Collateral or imposed on account of its use or operation ("Charges") and shall deliver to Secured Party, upon the request of Secured Party, a receipt or other evidence satisfactory to Secured Party, of the payment thereof.

                  (9) At Secured Party's request, Debtor will execute any document, procure any document and do all other acts which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons other than the Ford Lien, CIB Lien and Marino Lien and will otherwise preserve the Collateral as security hereunder.

                  (10) Debtor shall furnish promptly to Secured Party such information concerning the Collateral as Secured Party may from time to time request. Debtor shall permit and hereby authorizes Secured Party to examine and inspect the Collateral and any portion thereof wherever the same may be located. Upon the occurrence and during the continuance of an Event of Default, Debtor shall, at the request of Secured Party, assemble the Collateral or such portion thereof as may be designated by Secured Party, together with all documents and records pertaining thereto, at such place as Secured Party may designate.

                  3. PRESERVATION OF COLLATERAL BY SECURED PARTY. Should Debtor fail or refuse to make any payment when due, perform or observe any other covenant, condition or obligation, or take any other action required by the terms of this Agreement or the Loan Agreement at the time or in the manner provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor, and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect its security interest in or the value of the Collateral. Furthermore, Secured Party may commence, defend, appeal or otherwise participate in any action or proceeding purporting to affect its security interest in or the value of the Collateral. Debtor hereby agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by, Secured Party pursuant to the foregoing authorization (including court costs and reasonable attorneys' fees and disbursements), and agrees further to pay interest thereon from the date of said payment or expenditure at the rate specified in the Loan Agreement as the Default Rate.

                  4. USE OF COLLATERAL BY DEBTOR. Until the occurrence and during the continuance of an Event of Default hereunder, Debtor may have possession of the Collateral and use it in any lawful manner contemplated in the Loan Agreement and consistent with this Agreement and any policy of insurance affecting the Collateral.

                  5. EVENT OF DEFAULT. The occurrence of any of the following shall constitute a default ("Event of Default") hereunder:

                  (1) If an Event of Default shall occur under the Loan Agreement and be continuing or if Debtor fails to observe or perform any term, covenant or condition of the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage or any of the other Ancillary Agreements and such default is not cured within the time period expressly established therefor, if any; or

                  (2) If any writ or any distress warrant shall be issued against or levied on the Collateral, or any part thereof; or if the Debtor shall sell or assign or attempt to sell or assign the Collateral, or any interest therein in violation of Section 2(e) hereof, which events shall not be corrected or cured by Debtor within twenty (20) days after notice thereof by Secured Party; or

                  (3) If Debtor defaults under this Agreement, which default is not corrected or cured by Debtor within twenty (20) days after notice thereof by Secured Party; or

                  (4) If the Collateral or any part thereof is removed or transferred, or attempted to be removed or transferred, from the Premises, or sold or disposed of, in violation of the terms of Sections 2(c) and 2(e), and substitute Collateral is not provided within twenty
         (20) days thereafter; or

                  (5) If any representation or warranty made by Debtor herein, or in any other instrument, agreement or written statement in any way related hereto, to the Collateral or any portion thereof, or to the Loans, shall prove to have been false or incorrect in any material respect on or after the date when made.

                  6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Secured Party may, in addition to exercising those remedies specified in the Loan Agreement or in any of the Ancillary Agreements at any time, at its election, without further notice, and to the extent permitted by law pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

                  (1) Foreclose this Agreement and the security interest granted hereby, as provided herein, or in any manner permitted by law, either personally, through agents or by means of a court-appointed receiver, and take possession of all or any of the Collateral, other than the Ford Automobiles and the Landmeier Property, and exclude therefrom Debtor and all others claiming through or under Debtor, and exercise any and all of the rights and remedies conferred upon Secured Party by the Loan Agreement, the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage and the other Ancillary Agreements or by applicable law, either concurrently or in such order as Secured Party may determine. Secured Party may sell, lease or otherwise dispose of, or cause to be sold, leased or otherwise disposed of in such order as Secured Party may determine, as a whole or in such parcels as Secured Party may determine, (i) the Collateral described in this Agreement, other than the Ford Automobiles and the Landmeier Property,
         (ii) the Premises described in the Mortgage, or both; or exercise any of the rights conferred upon Secured Party by this Agreement, the Loan Agreement, the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage or other Ancillary Agreements without affecting in any way the rights or remedies to which Secured Party may be entitled under any other Ancillary Agreements;

                  (2) Make such payments and do such acts as Secured Party may deem necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge, claim or lien which is prior to or superior to the security interest granted hereunder, except the Ford Lien and the CIB Lien, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith, and all funds expended by Secured Party in protecting its security interest shall be deemed additional indebtedness secured by this Agreement;

                  (3) Require Debtor to assemble the Collateral (other than the Ford Automobiles), or any portion thereof, at any place or places reasonably designated by Secured Party, and promptly to deliver such Collateral (other than the Ford Automobiles) to Secured Party, or an agent or representative designated by it;

                  (4) Publicly or privately sell, lease or otherwise dispose of the Collateral, without necessarily having the Collateral at the place of sale, lease or disposition, and upon terms and in such manner as Secured Party may determine. Secured Party may be a purchaser of the Collateral at any public sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and such notice, if given to the Debtor pursuant to the provisions of Section 8 hereof at least twenty
         (20) days prior to the date of any public sale or disposition or the date after which any private sale or disposition may occur, shall constitute reasonable notice of such sale, lease or other disposition;

                  (5) Notify any account debtor or any other party obligated on or with respect to any of the Collateral to make payment to Secured Party or its nominee of any amounts due or to become due thereunder or with respect thereto and otherwise perform its obligations with respect to the Collateral on behalf of and for the benefit of Secured Party. Secured Party may enforce collection and performance with respect to any of the Collateral by suit or otherwise, in its own name or in the name of Debtor or a nominee, and surrender, release or exchange all or any part thereof; and compromise, extend or renew (whether or not for longer than the original period) or transfer, assign or endorse for collection or otherwise, any indebtedness or obligation with respect to the Collateral, or evidenced thereby, and upon request of Secured Party, Debtor will, at its own expense, notify any person obligated on or with respect to any of the Collateral to make payment and performance directly to, in the name of, and on behalf of Secured Party of any amounts or performance due or to become due thereunder or with respect thereto; and

                  (6) Exercise any remedies of a Secured Party under the Uniform Commercial Code or any other applicable law.

                  To effectuate the foregoing upon the occurrence and during the continuance of an Event of Default, Debtor hereby agrees that if Secured Party demands or attempts to take possession of the Collateral (other than the Ford Automobiles) or any portion thereof in exercise of its rights and remedies hereunder and under any other Ancillary Agreement, Debtor will immediately turn over and deliver possession thereof to Secured Party, and Debtor authorizes, to the extent Debtor may now or hereafter lawfully grant such authority, Secured Party, its employees and agents, and potential bidders or purchasers to enter upon any or all of the premises where the Collateral (other than the Ford Automobiles) or any portion thereof may at the time be located (or believed to be located) and Secured Party may (i) remove the same therefrom, (ii) repair, operate, use or manage the Collateral or any portion thereof, (iii) maintain, repair or store the Collateral or any portion thereof, (iv) view, inspect and prepare for sale, lease or disposition the Collateral (other than the Ford

         Automobiles) or any portion thereof, (v) sell, lease, dispose of or consume the same or bid thereon or (vi) incorporate the Collateral or any portion thereof into the Premises.

                  Debtor hereby agrees to indemnify, defend, protect and hold harmless Secured Party and its employees, officers and agents from and against any and all damages, liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral, except from such damages, liabilities, claims or obligations as result from gross negligence or intentional misconduct of Secured Party, its employees, officers or agents.

                  The proceeds of any sale under this Section 6 shall be applied first to the payment of any sums owing to Secured Party pursuant to the provisions of the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage, this Agreement, or any of the other Ancillary Agreements in such manner as Secured Party may elect, with any funds remaining after payment of the foregoing to be paid to Debtor.

                  Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full payment of any deficiency has been made in cash.

                  7. OTHER REMEDIES. The Mortgage and this Agreement shall be construed together as a single instrument and in any case in which Secured Party is authorized to proceed in the manner set forth in Section 6 hereof, Secured Party may, at its sole option and in lieu of proceeding under Section 6 hereof, proceed as to both the Premises (excluding the Landmeier Property) and the Collateral (excluding the Ford Automobiles) in accordance with Secured Party's rights and remedies with respect to the Premises (excluding the Landmeier Property) under the Mortgage. Any receiver appointed in any proceedings to foreclose said Mortgage, upon taking possession of the Premises (excluding the Landmeier Property), shall have full power to take immediate possession of, manage and control the Collateral (excluding the Ford Automobiles) and use the same in the operation of a business upon the Premises. Any and all remedies herein expressly conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law or equity on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other. Except as otherwise specifically required herein or by applicable law, notice of the exercise of any right, remedy or power granted to Secured Party by this Agreement is not required to be given.

                  8. NOTICES. Except as otherwise provided herein, any notice required hereunder shall be in writing and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, with proper postage prepaid, certified or registered mail, (ii) upon receipt when personally delivered or delivered by reputable overnight courier or (iii) when sent by confirmed facsimile transmission, in each case addressed to the party to be notified as follows:

                  if to Secured Party:     LaSalle Bank National Association
                                           135 South LaSalle Street
                                           Chicago, Illinois  60603
                                           Attention:        Marc D. Horner
                                           Telefax:          (312) 904-4660

                  with a copy to:          Ross & Hardies
                                           150 North Michigan Avenue, Suite 2500
                                           Chicago, Illinois  60601
                                           Attention:        Scott Hodes, Esq.
                                           Telefax:          (312) 750-8600

                  if to Debtor:            Electric City Corp.
                                           1280 Landmeier Road
                                           Elk Grove Village, Illinois 60007
                                           Attention: Jeffrey R. Mistarz
                                           Telefax:          (847) 437-4969

                  with a copy to:          Katten Muchin Zavis
                                           525 West Monroe Street, Suite 1600
                                           Chicago, Illinois 60661-3693
                                           Attention:  Kenneth W. Miller, Esq.
                                           Telefax: (312) 902-1061

or to such other address as each party may designate for itself by like notice.

                  9. WAIVER. By exercising or failing to exercise any of its rights, options or elections hereunder, Secured Party shall not be deemed to have waived any breach or default on the part of Debtor or to have released Debtor from any of its obligations hereunder, unless such waiver or release is in writing and signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any amounts due under the Loan Agreement, the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage or this Agreement shall not be deemed to constitute a waiver of any succeeding breach or default.

                  10. AFFIXED COLLATERAL. The inclusion in this Agreement of any Collateral which may now be, or hereafter become, affixed or in any manner attached to the Premises shall be without prejudice to any claim at any time made by Secured Party that such Collateral is, or has become, a part of the Premises, or an accession to the Premises.

                  11. BINDING AGREEMENT. This Agreement and all provisions hereof shall be binding upon Debtor, its successors, assigns, executors and administrators, and all other persons or entities claiming under or through Debtor, and the word "Debtor," when used herein, shall include all such persons or entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Revolving Note, the Equipment Term Note, the Term Note, or this Agreement. The word "Secured Party," when used herein, shall include Secured Party's successors, assigns and legal representatives, including all other holders, from time to time, of the Revolving Note, the Equipment Term Note and the Term Note.

                  12. GOVERNING LAW; INTERPRETATION. This Security Agreement shall be governed by the laws of the State of Illinois, in which State
(a) the Loan Agreement, the Revolving Note, the Equipment Term Note, the Term Note, the Mortgage, and this Agreement were executed and delivered, (b) the proceeds of the Loan were disbursed by Secured Party and (c) the principal and interest due under the Revolving Note, the Equipment Term Note and the Term Note are to be paid. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Time is of the essence in this Agreement.

                  13. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral (excluding the Ford Automobiles and the Landmeier Property) be released, except by an instrument in writing duly signed by or on behalf of Secured Party hereunder. The section headings are used herein for convenience of reference only and shall not define or limit the provisions of this Agreement. As used in this Agreement, the singular shall include the plural, and the plural shall include the singular, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                     DEBTOR:

                                     ELECTRIC CITY CORP.,
                                     a Delaware corporation


                                     By:    /s/ Jeffrey Mistarz
                                            -------------------------------
                                     Name:  Jeffrey Mistarz
                                            -------------------------------
                                     Title: Chief Financial Officer
                                            -------------------------------


                                     SECURED PARTY:

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     a national banking association


                                     By:    /s/ Marc Horner
                                            -------------------------------
                                     Name:  Marc Horner
                                            -------------------------------
                                     Title: Assistant Vice President
                                            -------------------------------

                                    EXHIBIT A


DEBTOR:            Electric City Corp., a Delaware Corporation

SECURED PARTY: LaSalle Bank National Association, a national banking association

                            DESCRIPTION OF COLLATERAL

         All of the following property now or at any time hereafter owned by Debtor or in which the Debtor may now or at anytime hereafter have any interest or rights, together with all of Debtor's right, title and interest therein:

         5. all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications, elevator, kitchen, medical, dental or rehabilitation fixtures), cleaning apparatus, carpeting, telephones, cash registers, computers, lamps, and medical equipment, supplies, and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Debtor, or in which Debtor has or shall have an interest, now or hereafter located upon the Premises and the improvements thereon (the "Improvements"), or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Debtor in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the state where the Premises are located (the "Uniform Commercial Code"), superior in lien to the lien of the Mortgage;

         6. all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

         7. all operating leases (alternatively hereinafter referred to singularly as the "Operating Lease" or collectively as the "Operating Leases" as the context may require), all guarantees of the Operating Leases, all patient admissions and resident care agreements ("Patient Occupancy Agreements" or "Occupancy Agreements") and any and all other commercial leases, and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (all of the foregoing collectively called the "Leases") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Debtor or its agents or employees from the Leases and any and all other sources arising from or attributable to the Premises and the Improvements (the "Rents"), together with all proceeds from the sale or other disposition of the Leases and the Mortgaged Premises and the right to receive and apply the Rents to the payment of the indebtedness secured hereby;

         8. all proceeds of and any unearned premiums on any insurance policies covering the Premises, including, without limitation, the right to receive and apply, except as otherwise provided in the Loan Agreement, the proceeds of insurance, judgments, or settlements made in lieu thereof, for damage to the Premises;

         9. the right, in the name and on behalf of Debtor, to appear in and defend any action or proceeding brought with respect to the Premises and to commence any action or proceeding to protect the interest of Secured Party in the Premises;

         10. all accounts located on the Premises, including rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, licenses, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Premises), approvals, actions, refunds of real estate taxes and assessments and any other governmental impositions related to the Premises, approvals, actions and causes of action that now or hereafter relate to, are derived from or are used in connection with the Premises or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively called the "Intangibles"); and

         11. all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.


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                                    EXHIBIT B

                             LOCATIONS OF COLLATERAL


Personal property located at:

         1280 Landmeier Road
         Elk Grove Village, IL 60007

Real property secured by Mortgage and other personal property to be located at:

         2820 South 19th Avenue
         Broadview, IL 60155